SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 October 2, 2002



                              VISUAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



       Delaware                   000-23699              52-1837515
(State of incorporation)(Commission filenumber)(IRS Employer Identification No.)




                                2092 Gaither Road
                            Rockville, Maryland 20850
              (Address of principal executive offices) (Zip code)



                                 (301) 296-2300
                        (Registrant's telephone number)


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Item 5.  Other Events.

     On October 3, 2002, Visual Networks, Inc., announced that John Saunders, Vice President and Chief Financial Officer had resigned, effective as of October 2, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c)      Exhibits.
                  ---------

     99.1 Press release of Visual Networks, Inc., dated October 3, 2002.

Item 9. Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 3, 2002                             Visual Networks, Inc.



                                 /s/ Peter J. Minihane
                                 ----------------------------
                                 By:       Peter J. Minihane
                                 Title:    President and Chief Executive Officer




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